INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Text Block]
13.	INCOME TAXES

Pre-tax (loss) income for the years ended December 31, 2012, 2011 and 2010 was taxable in the following jurisdictions:

	2012	2011	2010
PRC	$(88,771,964)	$8,250,896	$48,017,784
Others	(1,038,340)	1,123,432	(4,680,717)
Total income before income taxes	$(89,810,304)	$9,374,328	$43,337,067

United States

The Company was incorporated in Nevada and is subject to United States of America tax law. It is management’s intention to reinvest all the income attributable to the Company earned by its operations outside the United States of America (the “U.S.”). Accordingly, no U.S. corporate income taxes are provided in these consolidated financial statements.

BVI

Under the current laws of the BVI, dividends and capital gains arising from the Company’s investments in the BVI are not subject to income taxes. PRC

The income tax provision consists of the following:

	2012	2011	2010
Current taxes	$503,416	$2,498,523	$7,758,819
Deferred taxes	308,838	(1,694,374)	104,618
Provision for income taxes	$812,254	$804,149	$7,863,437

	2012	2011	2010
PRC statutory tax rate	25%	25%	25%
Computed expected income tax (benefit) expense	$(22,452,576)	$2,343,582	$10,834,267
Tax rate differential	5,224,798	(1,544,604)	(4,685,218)
Permanent differences	6,538,685	(172,271)	660,272
Increase in valuation allowance	11,271,912	197,672	-
Non-deductible tax loss	259,585	158,541	1,249,916
Other differences	(30,150)	(178,771)	(195,800)
Income tax expenses	$812,254	$804,149	$7,863,437

The significant components of deferred tax assets and deferred tax liabilities were as follows as of December 31, 2012 and December 31, 2011:

	December 31, 2012		December 31, 2011
	Deferred	Deferred	Deferred	Deferred
	Tax	Tax	Tax	Tax
	Assets	Liabilities	Assets	Liabilities
Allowance for doubtful accounts	$6,100,285	$-	$1,706,184	$-
Loss carry-forwards	5,047,767	-	633,796	-
Inventory valuation	768,535	-	783,633	-
Long-term investments impairment	343,496	-	340,682	-
Fixed assets	3,469,686	(196,669)	250,127	(201,081)
Salary payable	11,934	-	43,102	-
Intangible assets	-	(973,509)	92,233	(1,164,599)
Subsidy income	-	(93,245)	15,915	-
Gross deferred tax assets and liabilities	$15,741,703	$(1,263,423)	$3,865,672	$(1,365,680)

Valuation allowance	(12,903,702)	-	(633,796)	-

Total deferred tax assets and liabilities	$2,838,001	$(1,263,423)	$3,231,876	$(1,365,680)

The breakdown between current and long-term deferred tax assets and liabilities was as follows as of December 31, 2012 and December 31, 2011:

	December 31,	December 31,
	2012	2011
Current deferred tax assets	$2,297,617	$2,548,834
Current deferred tax liabilities	-	-
Long-term deferred tax assets	540,384	683,042
Long-term deferred tax liabilities	(1,263,423)	(1,365,680)
Total net deferred tax assets	$ 1,574,578	$ 1,866,196

The China Unified Corporate Income Tax Law (the “Unified Tax Law”) was released on March 6, 2007 and on November 28, 2007, the State Council of China passed the Implementing Rules for the EIT Law ("Implementing Rules"), both of which became effective on January 1, 2008, resulting in an increase in the PRC federal statutory tax rate to 25%. The Unified Tax Law is to be phased in over five years. Companies that were subject to an income tax of 15% in 2007 will pay 18% in 2008, 20% in 2009, 22% in 2010, 24% in 2011 and 25% from 2012.

Geo, iASPEC, Zhongtian, ISS, Huipu and Bocom are all governed by the Income Tax Laws of the PRC, and are approved as high-technology enterprises subject to PRC enterprise income tax (“EIT”) at 15% in 2012.

As a wholly-owned foreign investment enterprise, IST is entitled to enjoy a two-year tax exemption, followed by a 50% exemption for three years thereafter as approved by PRC tax authorities. Under the EIT Law, companies that were previously exempt from taxes or that had concessional rates are to retain their preferences until the original expiration date. IST is subjected to PRC EIT at 12% in 2011. EIT exemptions claimed by IST may become payable if IST were to dissolve within the next 10 years. However, management believes that the PRC tax authorities will not request payment of any such amounts.IST had a 25% tax rate at 2012.

The Company recognizes that virtually all tax positions in the PRC are not free of some degree of uncertainty due to tax law and policy changes by the State. However, the Company cannot reasonably quantify political risk factors and thus must depend on guidance issued by current State officials.

Based on all known facts and circumstances and current tax law, the Company believes that the total amount of unrecognized tax benefits as of December 31, 2012, is not material to its results of operations, financial condition or cash flows. The Company also believes that the total amount of unrecognized tax benefits as of December 31, 2012, if recognized, would not have a material effect on its effective tax rate. The Company further believes that there are no tax positions for which it is reasonably possible, based on current Chinese tax law and policy, that the unrecognized tax benefits will significantly increase or decrease over the next 12 months producing, individually or in the aggregate, a material effect on the Company’s results of operations, financial condition or cash flows.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company did not have any accrued interest or penalty associated with any unrecognized tax benefits, nor was any interest expense recognized for the years ended 2012, 2011 and 2010.

Since the Company intends to reinvest its earnings to further expand its businesses in the PRC, PRC subsidiaries do not intend to declare dividends to their immediate parent companies in the foreseeable future. Accordingly, the Company has not recorded any withholding tax on the cumulative amount of distributed and undistributed retained earnings. Should the Company’s PRC subsidiaries distribute all of their profits generated after December 31, 2007, the aggregate withholding tax amount would have been approximately $5.64 million, $9.32 million, and $7.71 million as of December 31, 2012, 2011 and 2010, respectively.